SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 19, 2003

                       CHINA WIRELESS COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       333-49388                91-1966948
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)


          7365 Village Square Drive #1611, Castle Rock, Colorado 80108
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (720) 733-6214



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.     Changes in Control of Registrant

     Not applicable.

Item 2.     Acquisition or Disposition of Assets

     Not applicable.

Item 3.     Bankruptcy or Receivership

     Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant

     Not applicable.

Item 5.     Other Events and Regulation FD Disclosure

     The Registrant has added the following members to its management: Catherine
E. Shrode was named Vice President of Finance and General Manager; Mr. Pedro E. Racelis III was named Vice President of North American Sales; and Michael A. Bowden was named Vice President of Technology.

     On May 19, 2003, the Registrant issued a press release announcing the foregoing. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as
Exhibit 99.1.

Item 6.     Resignations of Registrant's Directors

     Not applicable.

Item 7.     Financial Statements and Exhibits

     Exhibits
     --------

     99.1   Press Release dated May 19, 2003

Item 8.     Change in Fiscal Year

     Not applicable.

Item 9.     Regulation FD Disclosure

     Not applicable.


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

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

     Not applicable.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHINA WIRELESS COMMUNICATIONS, INC.



Date: May 20, 2003                     By: /s/ PHILLIP ALLEN
                                           -------------------------------------
                                           Phillip Allen, President and CEO


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